REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is entered into as of June 29, 2004 among Tektronix, Inc., an Oregon corporation ( "Parent"), and Elie S. Akilian and Samuel S. Simonian (each a "Major Stockholder"), the principal stockholders of Inet Technologies, Inc., a Delaware corporation (the "Company"). Capitalized terms used in this Agreement but not otherwise defined shall have the meanings given to such terms in the Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, among Parent, the Company, Merger Corp. and the LLC.

                                    RECITALS

        A. Pursuant to the Merger Agreement, upon completion of the Merger, each Major Stockholder will be entitled to receive a fraction of a share of Parent Common Stock and cash in exchange for each share of Impala Common Stock held by such Major Stockholder at the time the Merger becomes effective. The shares of Parent Common Stock received by each Major Stockholder in the Merger are referred to herein as "Stock Consideration."

        B. Parent and the Major Stockholders are entering into this Agreement concurrently with the execution of the Merger Agreement.

                                    AGREEMENT

        Now, Therefore, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. Registration. Within 30 days after the date of this Agreement, Parent shall use its reasonable best efforts to file a Registration Statement for public sale of all of the Stock Consideration on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) of the Securities Act registering the resale from time to time by the Major Stockholders (the "Shelf Registration Statement") and shall use its reasonable best efforts to have the Shelf Registration Statement declared effective by the SEC on or prior to the Closing Date. No securities other than the Registrable Shares shall be included in any Shelf Registration Statement with respect thereto without the written consent of the Major Stockholders. Parent shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective (including, if necessary, by filing with the SEC a post-effective amendment or supplement to the Shelf Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by Parent for such Shelf Registration Statement, any state securities or "blue sky" laws or any other rules and regulations thereunder) until the earlier of (i) one year after the Closing Date or (ii) until all Registrable Shares covered by the Shelf Registration Statement cease to be Registrable Shares (the "Effectiveness Period"). The offering and sale of Registrable Shares shall be pursuant to a plan of distribution selected by each of the Major Stockholders in their sole discretion and may include up to one (1) underwritten offering and sale of Registrable Shares during the Effectiveness Period; provided, however, that Parent shall have the right to select any such

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underwriter, which shall be (i) an underwriter of national reputation and (ii)
reasonably satisfactory to the Major Stockholders.

        2. Procedures. Parent will use its best reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto Parent will as expeditiously as possible:

              2.1 prepare and file with the SEC the Shelf Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause the Shelf Registration Statement to become effective and remain effective in accordance with Section 1;

              2.2 prepare and file with the SEC such amendments, post-effective amendments, and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective for the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Shelf Registration Statement during such period in accordance with the intended methods of disposition by the Major Stockholders thereof set forth in the Shelf Registration Statement;

              2.3 furnish to each Major Stockholder selling Registrable Shares and the underwriters of the Registrable Shares being registered such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus included in the Shelf Registration Statement, any documents incorporated by reference therein and such other documents as such Major Stockholder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Major Stockholder or the sale of such securities by such underwriters (it being understood that, subject to Section 3 and the requirements of the Securities Act and applicable state securities laws, Parent consents to the use of the prospectus and any amendment or supplement thereto by each Major Stockholder and the underwriters in connection with the offering and sale of the Registrable Shares covered by the Shelf Registration Statement of which such prospectus, amendment or supplement is a part);

              2.4 use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the Shelf Registration Statement does not relate to an underwritten offering, as the Major Stockholders may reasonably request); use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and do any and all other acts and things which may be reasonably necessary or advisable to enable the Major Stockholders to consummate the disposition of the Registrable Shares owned by the Major Stockholders in such jurisdictions (provided, however, that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

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              2.5  promptly notify each Major Stockholder selling its
        Registrable Shares and each underwriter and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in the Shelf Registration Statement or related prospectus untrue or which requires the making of any changes in the Shelf Registration Statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              2.6 make generally available to Parent's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of Parent's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which earnings statement shall cover said twelve
        (12) month period, and which requirement will be deemed to be satisfied if Parent timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

              2.7 if requested by the managing underwriter or any Major Stockholder selling Registrable Shares, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or such Major Stockholder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such Major Stockholder, the purchase price being paid therefor by the underwriters and any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

              2.8 cooperate with each Major Stockholder and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Shares sold under the Shelf Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Major Stockholder may request and keep available and make available to Parent's transfer agent prior to the effectiveness of the Shelf Registration Statement a supply of such certificates;

              2.9 promptly make available for inspection by any Major Stockholder, any underwriter participating in any disposition pursuant to the Shelf Registration Statement,

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        and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Parent (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Parent's officers, directors and employees to supply all information requested by any such Inspector in connection with the Shelf Registration Statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Shelf Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, Parent shall not be required to provide any information under this Subsection 2.9 if (A) Parent believes, after consultation with counsel for Parent, that to do so would cause Parent to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) Parent has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) Parent reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to (A) or (B) such Major Stockholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Major Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Parent and allow Parent, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

              2.10 furnish to each Major Stockholder and underwriter a signed counterpart of (A) an opinion or opinions of counsel to Parent and (B) a comfort letter or comfort letters from Parent's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as such Major Stockholder or managing underwriter reasonably requests;

              2.11 cause the Registrable Shares included in the Shelf Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by Parent are then listed;

              2.12 in the case of an underwritten offering, cause such Parent executive or executives as the managing underwriter may reasonably request (including, if so requested Parent's chief executive officer and chief financial officer) to attend any analyst and investment presentations, including "roadshows," for up to three business days;

              2.13 cooperate with each Major Stockholder and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

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              2.14 during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

              2.15 notify each Major Stockholder promptly of any request by the SEC for the amending or supplementing of the Shelf Registration Statement or prospectus or for additional information;

              2.16 prepare and file with the SEC promptly any amendments or supplements to the Shelf Registration Statement or prospectus which, in the opinion of counsel for Parent or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

              2.17 enter into such agreements (including underwriting agreements) as are customary in connection with an underwritten registration; and

              2.18 advise each Major Stockholder of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

        3. Suspension of Dispositions. Each Major Stockholder agrees that, upon receipt of any notice (a "Suspension Notice") from Parent of the happening of any event of the kind described in Section 2.5(C) such Major Stockholder will forthwith discontinue disposition of Registrable Shares until such Major Stockholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by Parent that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Parent, such Major Stockholder will deliver to Parent all copies, other than permanent file copies then in such Major Stockholder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event Parent shall give any such notice, the Effectiveness Period shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each Major Stockholder covered by the Shelf Registration Statement shall have received the copies of the supplemented or amended prospectus or the Advice. Parent shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

        4. Registration Expenses. All expenses incident to Parent's performance of or compliance with this Agreement including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including

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expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Major Stockholder), messenger and delivery expenses, Parent's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for Parent and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if Parent elects to obtain such insurance), the fees and expenses of any special experts retained by Parent in connection with such registration, and the fees and expenses of other persons retained by Parent and reasonable fees and expenses of one firm of counsel for the Major Stockholders (which shall be selected by the mutual agreement of the Major Stockholders) (all such expenses being herein called "Registration Expenses") will be borne by Parent whether or not the Shelf Registration Statement becomes effective; provided, however, that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or any counsel (except as provided above), accountants, or other persons retained or employed by the Major Stockholders, which expenses shall be borne by the Major Stockholders pro rata on the basis of the number of shares so registered.

        5. Rights Non-Transferable. The registration rights provided by this Agreement are for the benefit solely of the Major Stockholders, are personal in nature, and shall not be available to any subsequent holders of Registrable Shares, except that the rights hereunder shall extend to any administrator, guardian, receiver, executor or other person acting in a similar capacity on behalf of such Major Stockholder or his estate and to any entity controlled by such Major Stockholder or member of such Stockholders immediate family, or any trust for the benefit of such persons, to whom such Majority Stockholder transfers Registrable Shares.

        6.    Indemnification.

              6.1 Parent agrees to indemnify and reimburse, to the fullest extent permitted by law, each Major Stockholder, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such Major Stockholder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 6.3) based upon, arising out of, related to or resulting from (i) any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Shares or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any violation or alleged violation by Parent of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Shelf Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to Parent by a Major Stockholder or any Seller Affiliate for use therein. The reimbursements required by this Section 6.1 will be

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        made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

              6.2 In connection with the Shelf Registration Statement in which a Major Stockholder is participating, each such Major Stockholder will furnish to Parent in writing such information as Parent reasonably requests for use in connection with any the Shelf Registration Statement or prospectus and, to the fullest extent permitted by law, each such Major Stockholder will indemnify Parent and its directors and officers and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by
        Section 6.3) resulting from (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished electronically or in writing by such Major Stockholder or any of its Seller Affiliates or their respective representatives specifically for inclusion in the Shelf Registration Statement and (ii) any violation or alleged violation by the Major Stockholders of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Shelf Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto; provided that the obligation to indemnify will be several, not joint and several, among such Major Stockholders, and the liability of each such Major Stockholder will be in proportion to, and, provided, further, that such liability will be limited to, the proceeds received by such Major Stockholder from the sale of Registrable Shares pursuant to the Shelf Registration Statement; provided, however, that, with respect to clause (i) above, such Major Stockholder shall not be liable in any such case to the extent that prior to the filing of any the Shelf Registration Statement or prospectus or amendment thereof or supplement thereto, such Major Stockholder has furnished in writing to Parent information expressly for use in the Shelf Registration Statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to Parent.

              6.3 Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such

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        person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, and one additional local counsel, if applicable, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

              6.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6.1 or Section 6.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation (even if Major Stockholders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6.3, defending any such action or claim. Notwithstanding the provisions of this Section 6.4, no Major Stockholder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Major Stockholder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Major Stockholder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in the Shelf Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No person guilty of

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        fraudulent misrepresentation (within the meaning of Section 11(f) of the
        Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Major Stockholders obligations in this Section 6.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

              6.5 The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

        7. Current Public Information. With a view to making available to the Major Stockholders the benefits of certain rules and regulations of the SEC that may at any time permit the sale of securities to the public without registration, during the two year period commencing on the date of this Agreement, Parent agrees to use its reasonable best efforts to:

              (a) make and keep adequate current public information available, as those terms are defined in Rule 144 under the Securities Act;

              (b) file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act;

              (c) furnish to any Major Stockholder, so long as such Major Stockholder owns any Registrable Shares, upon request by such Major Stockholder, (i) a written statement by Parent that it has complied with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Parent and (iii) such other reports and documents of Parent and other information in the possession of or reasonably obtainable by Parent as a Major Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Major Stockholder to sell any such securities without registration.

        8. Beneficiaries. The provisions of this Agreement are for the benefit of the Major Stockholders and Parent, and no other person shall acquire or have any rights under or by virtue of this Agreement except as set forth in Sections 5 and 6.

        9. Notices. All communications provided for hereunder shall be in writing and sent by certified mail, return receipt requested, and (a) if addressed to a Major Stockholder, addressed to such party at the address set forth under the signature hereto of such Major Stockholder or at such other address as the Major Stockholder shall have furnished to Parent in writing, (b) if addressed to any other holder of Stock Consideration, at the address that such holder shall have furnished to Parent in writing, or, until any such other holder so furnishes to Parent an address, then to and at the address of the last holder of such securities who has furnished an address to Parent or (c) if addressed to Parent, addressed to it in the manner set forth in the Merger Agreement, or at such other address, or to the attention of such other officer, as Parent shall have furnished to the Major Stockholder. Any communication made in accordance with this Section 9 shall be deemed received two business days after deposit in the mail with postage prepaid.

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        10.   Governing Law; Forum. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of Delaware, without regard to the principles of conflict of laws. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the state of Delaware or of any state court located in the state of Delaware (the "Delaware Courts") in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Delaware Court.

        11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        12. Defined Terms. For the purposes of this Agreement, the following terms shall have the following meanings:

        "Registrable Shares" means at any time the Stock Consideration and any capital stock received in respect of such shares by reason of any reclassification, combination, recapitalization, stock split, stock dividend, subdivision, exchange of shares, or other extraordinary transaction; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 145 of the SEC under the Securities Act.

        "Registration Statement" means a registration statement on Form S-3 (or, to the extent Form S-3 is not available to Parent, then Form S-1).

        13. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

        14.   No Waivers; Amendments.

              14.1 No failure or delay on the part of Parent or any Major Stockholder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Parent or any Major Stockholder at law or in equity or otherwise.

              14.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Parent and each of the Major Stockholders.

        15. Effectiveness. This Agreement and the provisions hereof shall terminate upon a termination of the Merger Agreement.

                            [Signature page follows]

        In Witness Whereof, the parties have executed this Registration Rights Agreement as of the day and year first written above.

                                             TEKTRONIX, INC.

                                             By:  /S/ JAMES F. DALTON
                                                 --------------------
                                                 James F. Dalton
                                                 Vice President, General Counsel
                                                 and Secretary


                                             MAJOR STOCKHOLDERS

                                             /S/ ELIE S. AKILIAN
                                             -------------------
                                             Name: Elie S. Akilian

                                             ADDRESS:

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------


                                             /S/ SAMUEL S. SIMONIAN
                                             ----------------------
                                             Name: Samuel S. Simonian

                                             ADDRESS:

                                             -----------------------------------

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